SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): January 15, 2003
                                                        ----------------------


                            ELCOM INTERNATIONAL, INC.
                 ----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    000-27376               04-3175156
-----------------------------      --------------      ------------------------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)              File Number)         Identification Number)


10 Oceana Way   Norwood, Massachusetts                          02062
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)


Registrants telephone number, including area code:    (781) 440-3333
                                                  -----------------------------


-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events

     On January 15, 2003, Elcom International, Inc. (the "Company") issued a press release, which is filed as Exhibit 99.1 hereto, announcing that the Company received a determination from a Nasdaq Listing Qualifications Panel that its common stock would be delisted by the Nasdaq National Market effective with the open of business on Thursday, January 16, 2003 due to its failure to meet the minimum bid requirements for continued listing on the Nasdaq SmallCap Market. The Panel decision indicated that the Company's shares of common stock were immediately eligible for quotation on the OTC Bulletin Board effective with the open of business on January 16, 2003.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

        (a) Not applicable
        (b) Not applicable
        (c) Exhibits.

        Number          Description
        ------          -----------
        99.1            News Release, dated January 15, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ELCOM INTERNATIONAL, INC.


                                        By:  /s/ Peter Rendall
                                             Peter A. Rendall
                                             Chief Financial Officer


Date:   January 17, 2003

                                 EXHIBIT INDEX



Exhibit         Description of Exhibit
-------         ----------------------
99.1            News Release, dated January 15, 2003.